Exhibit 10(a)33
PENSION EQUALIZATION PLAN
OF ENTERGY CORPORATION AND SUBSIDIARIES
(As Amended and Restated Effective January 1, 2009)

Certificate of Amendment

Amendment No. 11

THIS AMENDMENT, executed this 19th day of December, 2024, and effective January 1, 2025, constitutes the Eleventh Amendment of the Pension Equalization Plan of Entergy Corporation and Subsidiaries (As Amended and Restated effective January 1, 2009) (the “Plan”).

All capitalized terms used in this Amendment No. 11 shall have the meanings assigned to them in the Plan unless otherwise herein defined.

WHEREAS, Amendment No. 5 to the Plan amended Section 1.24 of the Plan, effective July 1, 2014, in part, to exclude from participation in the Plan any Employee who is a participant in the Entergy Corporation Cash Balance Plan for Non-Bargaining Employees (the “Non-Bargaining Cash Balance Plan”) or the Entergy Corporation Cash Balance Plan for Bargaining Employees (the “Bargaining Cash Balance Plan”);

WHEREAS, Amendment No. 7 of the Plan further amended Section 1.24 of the Plan, effective July 1, 2022, in part, to exclude from the definition of “Qualified Plans” Appendix J of the Entergy Corporation Retirement Plan for Non-Bargaining Employees (“Non-Bargaining I Appendix J”) and to include in the definition of “Qualified Cash Balance Plan” Non-Bargaining Appendix J, upon the merger of the Non-Bargaining Cash Balance Plan into Non-Bargaining I Appendix J, effective January 1, 2022;

WHEREAS, Amendment No. 10 of the Plan further amended Section 1.24, effective January 1, 2024, in part, to exclude from the definition of “Qualified Plans” Appendix J of the Entergy Corporation Retirement Plan VI for Non-Bargaining Employees (“Non-Bargaining VI Appendix J”) and to include in the definition of “Qualified Cash Balance Plan” Non-Bargaining VI Appendix J, upon the spinoff of the accrued benefits of certain participants in the Entergy Corporation Retirement Plan for Non-Bargaining Employees, including participants in Non-Bargaining I Appendix J, to the Entergy Corporation Retirement Plan VI for Non-Bargaining Employees, effective January 1, 2024;

WHEREAS, effective at 12:01 a.m. on January 1, 2025, the Bargaining Cash Balance Plan will be merged with and into Bargaining Plan I, and to effect the merger, a new Appendix J (“Bargaining Appendix J”) will be added to Bargaining Plan I to govern the determination of benefits with respect to those certain Bargaining Appendix J participants, defined to include those individuals who were eligible to participate in the Bargaining Cash Balance Plan immediately prior to the effective time of the merger, and who will commence participation in Bargaining Appendix J pursuant to Section J-4.3 thereof, as well as any other individuals who may become Bargaining Appendix J participants following the merger;

Exhibit 10(a)33
THEREFORE, pursuant to Section 8.01 of the Plan, and as authorized by the Personnel Committee (now known as the Talent and Compensation Committee) of the Board of Directors at its May 6, 2021 meeting, approving the merger of the Bargaining Cash Balance Plan with and into Bargaining Plan I, the Plan is hereby amended, as follows:

1.The second sentence in Section 1.24, the definition of “Qualified Plan,” is amended and restated in its entirety to read as follows:

“The term "Qualified Plan" shall exclude the Entergy Corporation Cash Balance Plan for Non-Bargaining Employees, the Entergy Corporation Cash Balance Plan for Bargaining Employees, Appendix J of the Entergy Corporation Retirement Plan for Non-Bargaining Employees, Appendix J of the Entergy Corporation Retirement Plan VI for Non-Bargaining Employees, and Appendix J of the Entergy Corporation Retirement Plan for Bargaining Employees; and any reference herein to the "Qualified Cash Balance Plan" shall mean the Entergy Corporation Cash Balance Plan for Non-Bargaining Employees, the Entergy Corporation Cash Balance Plan for Bargaining Employees, Appendix J of the Entergy Corporation Retirement Plan for Non-Bargaining Employees, Appendix J of the Entergy Corporation Retirement Plan VI for Non-Bargaining Employees, and Appendix J of the Entergy Corporation Retirement Plan for Bargaining Employees.”

IN WITNESS WHEREOF, the Talent and Compensation Committee has caused this Eleventh Amendment to the Pension Equalization Plan of Entergy Corporation and Subsidiaries (As Amended and Restated Effective January 1, 2009) to be executed by its duly authorized representative on the day, month, and year set forth above.

ENTERGY CORPORATION
TALENT AND COMPENSATION COMMITTEE
through the undersigned duly authorized representative

_/s/ Kathryn Collins___________________
KATHRYN COLLINS
Senior Vice President, HR and
Chief Human Resources Officer
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